Exhibit 10.27 (c)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of February 9, 2012, is entered into by and among GREEN PLAINS HOLDINGS II LLC, a Delaware limited liability company (the “Company”), each entity that becomes an Additional Grantor pursuant to Section 24 hereof (together with the Company, collectively, the “Grantors” and, each, a “Grantor”), and COBANK, ACB, a federally chartered banking organization, as administrative agent for the Lender Parties, as defined in the Credit Agreement described below (in such capacity, the “Secured Party”).

PRELIMINARY STATEMENTS

Pursuant to the Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the Secured Party, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”), the Lenders may extend certain credit and other financial accommodations to the Company. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

The Company may from time to time enter into one or more Hedging Arrangements with one or more Persons that are Lenders or Affiliates of the Lenders at the time such Hedging Arrangements are entered into (in such capacity, collectively, the “Hedging Counterparties”) and one or more agreements evidencing Banking Product Obligations (the “Banking Product Arrangements”) with one or more Persons that are Lenders or Affiliates thereof at the time such Banking Product Arrangements are entered into (in such capacity, collectively, the “Banking Product Providers”). It is desired that the Banking Product Obligations and the Hedging Obligations owing to the Banking Product Providers and to the Hedging Counterparties, including without limitation the obligation of the Company to make payments thereunder in the event of early termination thereof, together with all other Obligations be secured hereunder.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the Credit Agreement and in order to induce the Lenders to extend credit and other financial accommodations under the Credit Agreement, and to induce the Hedging Counterparties and the Banking Product Providers to extend financial accommodations under the Hedging Arrangements and the Banking Product Arrangements, the parties hereby agree as follows:

1. Definitions.

(a) All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement. Each capitalized term used in this Agreement that is not otherwise defined in the Credit Agreement or in this Agreement, but that is defined in the UCC (whether or not capitalized therein), including without limitation such terms as used in Section 2 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC, as applicable.

(b) In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means a Subsidiary of the Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Joinder.

“Banking Product Arrangements” has the meaning set forth in the Preliminary Statements hereto.

“Banking Product Providers” has the meaning set forth in the Preliminary Statements hereto.

“Collateral” has the meaning set forth in Section 2 hereof.

“Collateral Account” means any account established pursuant to Section 13.

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the copyright registrations set forth on Schedule 9 annexed hereto, as the same may be amended from time to time).

“Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright, and the right (but not the obligation) to sue in the name of any Grantor or in the name of the Secured Party or any other Lender Party for past, present and future infringements of the Copyrights and any such rights.

“Copyrights” means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings and formulas (including, without limitation, the works set forth on Schedule 9 annexed hereto, as the same may be amended from time to time).

“Credit Agreement” has the meaning set forth in the Preliminary Statements hereto.

“Equity Interests” means all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

“Grant” means a Grant of Trademark Security Interest substantially in the form of Exhibit A annexed hereto, a Grant of Patent Security Interest substantially in the form of Exhibit B annexed hereto, and a Grant of Copyright Security Interest substantially in the form of Exhibit C annexed hereto.

“Hedging Counterparty” has the meaning set forth in the Preliminary Statements hereto.

“Instrument” shall have the meaning given to such term in Article 9 of the UCC.

“Intellectual Property Collateral” means, with respect to any Grantor, all right, title and interest (including, without limitation, rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to:

(a) all Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently or in the future may be owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world;

(b) all Patents;

(c) all Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith;

(d) all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and

(e) all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

“IP Supplement” means an IP Supplement substantially in the form of Exhibit E annexed hereto.

“Joinder” means a joinder to this Agreement substantially in the form of Exhibit F annexed hereto entered into by a Subsidiary of the Company pursuant to Section 24 hereof.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 8 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledge Supplement” means a Pledge Supplement in substantially the form of Exhibit D annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“Pledged Debt” means the Debt from time to time owed to a Grantor, including, without limitation, the Debt set forth on Schedule 6 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Debt and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledged Equity” means all Equity Interests in the Company or in any Subsidiary of the Company now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including, without limitation, those owned on the date hereof and set forth on Schedule 5 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Secured Obligations” has the meaning set forth in Section 3 hereof.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property in which such Grantor has an interest.

“Trademark Registrations” means all trademark registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the trademark registrations and trademark applications set forth on Schedule 7 annexed hereto).

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 7 annexed hereto).

2. Grant of Security. Each Grantor hereby grants to the Secured Party a security interest in all of such Grantor’s right, title and interest in and to all assets of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the UCC, including without limitation the following (collectively, the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) all Money and all Deposit Accounts, including without limitation all Deposit Accounts set forth on Schedule 10 annexed hereto, together with all amounts on deposit from time to time in any Deposit Accounts;

(d) all Documents;

(e) all Farm Products;

(f) all General Intangibles, including without limitation all intellectual property, Payment Intangibles and Software;

(g) all Goods, including Inventory, Equipment and Fixtures;

(h) all Instruments;

(i) all Investment Property, including without limitation all Securities Accounts and Commodity Accounts set forth on Schedule 10 annexed hereto and all Commodity Contracts and Security Entitlements;

(j) all Letters of Credit, Letter-of-Credit Rights and other Supporting Obligations;

(k) all Records;

(l) all oil, gas and other minerals before extraction;

(m) all Commercial Tort Claims set forth on Schedule 1 annexed hereto; and

(n) all Proceeds and Accessions with respect to any of the foregoing Collateral.

3. Secured Obligations. This Agreement and the security interests granted hereunder secure, and the Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations. “Secured Obligations” means:

(a) all Obligations, including without limitation all obligations and liabilities of every nature of the Company under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all obligations and liabilities of every nature of each Obligor constituting Hedging Obligations or Banking Product Obligations owing to the Banking Product Providers and to the Hedging Counterparties, in each case whether now or hereafter existing; and

(b) all obligations and liabilities of every nature of each Grantor now or hereafter existing under or arising out of or in connection with the Loan Documents to which such Grantor is a party, in each case whether now or hereafter existing.

4. Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5. Representations and Warranties. Each Grantor represents and warrants as follows:

(a) Ownership of Collateral. Except for the Permitted Liens, such Grantor owns its interests in the Collateral free and clear of all Liens and, except as such may have been filed in favor of the Secured Party or in connection with the Permitted Liens, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any filing office in respect of the Intellectual Property Collateral.

(b) Perfection. The security interests in the Collateral granted to the Secured Party hereunder constitute valid security interests in the Collateral, securing the payment and performance of all Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming the Secured Party as “secured party” and describing the Collateral (including such financing statements describing such collateral as “all assets”) in the filing offices with respect to such Grantor as set forth on Schedule 2 annexed hereto, (ii) in the case of Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery to the Secured Party of such Instruments and the certificates representing such certificated Securities (and in the case of Securities Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Securities Collateral), in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral constituting Copyright Registrations, Patents and Trademark Registrations, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable filing office in respect of such Intellectual Property Collateral, and (iv) in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to the Secured Party of an agreement providing for control thereof by the Secured Party, the security interests in the Collateral granted to the Secured Party will constitute perfected security interests therein prior to all other Liens except for the Permitted Liens; and, without limiting any obligations of the Grantors or rights of the Secured Party hereunder, the Secured Party is authorized to make all filings and take such other actions as may be necessary or advisable to perfect and protect such security interests on or after the Closing Date.

(c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. Such Grantor’s name under the laws of the jurisdiction of its organization, its type of organization, jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts and originals of Chattel Paper, and organization number provided by the applicable Governmental Authority of the jurisdiction of organization, in each case as of the most recent Representation Date, are set forth on Schedule 3 annexed hereto.

(d) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five-year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Joinder, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 4 annexed hereto.

(e) Pledged Equity and Debt. All of the Pledged Equity set forth on Schedule 5 annexed hereto has been duly authorized and validly issued and is fully paid and nonassessable. There are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity. Schedule 5 annexed hereto sets forth all of the Pledged Equity owned by each Grantor as of the most recent Representation Date and the percentage ownership by each Grantor in each issuer thereof, and Schedule 6 annexed hereto sets forth all of the Pledged Debt owned by such Grantor as of the most recent Representation Date and the ownership by each Grantor therein.

(f) Intellectual Property Collateral. A true and complete list of all Trademark Registrations and applications for any Trademark owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, as of the most recent

Representation Date is set forth on Schedule 7 annexed hereto. A true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, as of the most recent Representation Date is set forth on Schedule 8 annexed hereto. A true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, as of the most recent Representation Date is set forth on Schedule 9 annexed hereto. After reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable or infringes any rights or interests of any other Person.

(g) Deposit Accounts, Securities Accounts and Commodity Accounts. Schedule 10 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor as of the most recent Representation Date, and indicates, in each case, the correct legal name of the institution or intermediary at which the account is held, the account number and whether each such account is a Deposit Account, a Securities Account or a Commodity Account.

(h) Chattel Paper. Such Grantor has no interest in any Chattel Paper.

(i) Letter-of-Credit Rights. Such Grantor has no interest in any Letter-of-Credit Rights as of the most recent Representation Date, except as set forth on Schedule 11.

(j) Documents. No negotiable Documents are outstanding with respect to any of the Inventory as of the most recent Representation Date, except as set forth on Schedule 12.

(k) Additional Grantors; Each Other Grantor. The representations and warranties as to the information set forth in the Schedules referred to herein are made as to the Company as of the date hereof and as to each Additional Grantor as of the date of the applicable Joinder, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Section 6(d) hereof, such representations and warranties are made as of the date of such supplement or notice.

6. Further Assurances.

(a) Generally. Each Grantor agrees that from time to time, at the expense of the Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or advisable, or that the Secured Party may reasonably request, in order to perfect, protect or establish or maintain the priority of any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will, upon request of the Secured Party: (i) notify the Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper and at the request of the Secured Party, mark conspicuously each item of Chattel Paper and each of its records pertaining to the

Collateral, with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to the Secured Party all promissory notes and other Instruments with a principal amount in excess of $100,000 and, at the request of the Secured Party, all original counterparts of Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Party, (iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) except to the extent execution and delivery thereof is not required pursuant to the terms of Section 6.20 of the Credit Agreement, execute and deliver, and cause to be executed and delivered, agreements establishing that the Secured Party has control of the Deposit Accounts and Investment Property of such Grantor, (C) deliver such documents, instruments, notices, records and consents, and take and cause to be taken such other actions, necessary to establish that the Secured Party has control over electronic Chattel Paper and Letter-of-Credit Rights (if any) of such Grantor, (D) in the case of Equipment that is covered by a certificate of title, file with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction an application requesting the notation of the security interest created hereunder on such certificate of title and (E) deliver such other instruments or notices, in each case, as may be reasonably necessary or advisable, or as the Secured Party may request, in order to perfect, protect, or establish or maintain priority of the security interests granted or purported to be granted hereby, (iv) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may request, all in reasonable detail, (v) permit the Secured Party or representatives of the Secured Party at any time to inspect the Collateral, (vi) at the Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Secured Party’s security interest in all or any part of the Collateral, and take any and all action that may be necessary or reasonably requested by the Secured Party to defend such Grantor’s title therein against claims or demands of any other Person, and (vii) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of the Secured Party with respect to any Collateral. Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor) without the signature of any Grantor.

(b) Securities Collateral. Each Grantor agrees that (i) all certificates representing certificated Securities, and all promissory notes or Instruments evidencing the Debt with a principal amount in excess of $100,000, shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Secured Party and (ii) it will, on each Representation Date with respect to any additional Equity Interests or Debt obtained since the immediately preceding Representation Date, promptly (and in any event within ten Business Days) deliver to the Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. Upon each such acquisition, the representations and warranties contained in Section 5(e) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.

(c) Intellectual Property Collateral. On each Representation Date, and additionally upon the request by the Secured Party, each Grantor shall promptly deliver a list of any rights to Intellectual Property Collateral acquired by such Grantor after the immediately preceding Representation Date and execute and deliver to the Secured Party an IP Supplement; provided, the failure of any Grantor to execute an IP Supplement or submit a Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. Upon delivery to the Secured Party of an IP Supplement, Schedules 7, 8 and 9 annexed hereto and Schedule 1 to each Grant, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral and any Intellectual Property Collateral set forth on Schedule 1 to such IP Supplement. Upon each such acquisition, the representations and warranties contained in Section 5(f) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered.

(d) Commercial Tort Claims. To each Grantor’s Knowledge, the Grantors have no Commercial Tort Claims in excess of $100,000 as of the date hereof, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claims in excess of $100,000, such Grantor shall promptly notify the Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claims and (ii) grant to the Secured Party a security interest in all such Commercial Tort Claims.

7. Certain Covenants of Grantors. Each Grantor shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) give the Secured Party at least 10 days’ prior written notice of (i) any change in such Grantor’s name, identity or corporate structure and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(c) upon reasonable notice, permit representatives of the Secured Party (and, if an Event of Default has occurred and is continuing, any other Lender Party) at any time during normal business hours to inspect and make abstracts from any Records, and each Grantor agrees to render to the Secured Party, such clerical and other assistance as may be reasonably requested with regard thereto; and

(d) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the security interest granted hereunder will be prior and senior to any Lien then held or thereafter acquired by any mortgagee of such real property (other than the Secured Party) or the owner or purchaser of any interest therein.

8. Special Covenants With Respect to Inventory. Each Grantor shall upon the occurrence and during the continuance of an Event of Default, if any Inventory is in possession or control of any of such Grantor’s agents or processors, instruct such agent or processor to hold all such Inventory for the account of the Secured Party and subject to the instructions of the Secured Party.

9. Special Covenants with respect to Accounts.

(a) Each Grantor shall maintain records as to its Accounts as required by the Credit Agreement.

(b) Except as otherwise provided in this subsection (b), each Grantor shall continue, in accordance with its reasonable and customary business practices, to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and, in connection with such collections, may take such action as such Grantor may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts. Upon the occurrence and during the continuance of an Event of Default, however, such Grantor shall take such action as the Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts. The Secured Party shall have the right, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof. After receipt by such Grantor of the notice from the Secured Party referred to in the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 20 hereof, and (B) such Grantor shall not, without the written consent of the Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

10. Special Covenants With Respect to the Securities Collateral.

(a) Form of Securities Collateral. If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to the Secured Party.

(b) Covenants. Each Grantor shall (i) not permit any issuer of any Pledged Equity to merge or consolidate unless the same percentage of the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, pledged and become Collateral hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; (ii) cause each issuer of Pledged Equity not to issue Equity Interests in substitution for the Pledged Equity issued by such issuer, except to such Grantor; (iii) at its expense perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it; and (iv) except to the extent execution and delivery thereof is not required pursuant to the terms of Section 6.20 of the Credit Agreement, execute and deliver to the Secured Party agreements providing for control by the Secured Party of all Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.

(c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

(d) Voting and Distributions After an Event of Default. Upon the occurrence and during the continuation of an Event of Default, upon written notice from the Secured Party to any Grantor, (i) all rights of such Grantor to exercise the voting and other consensual rights pertaining to the Securities Collateral which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (ii) all rights of such Grantor to receive the dividends, other distributions and principal and interest payments in respect of the Securities Collateral which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions and principal and interest payments; and (iii) all dividends, principal and interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsements).

(e) Further Assurances with Respect to Voting and Other Rights. In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request, and (ii) without limiting the effect of clause (i) above, each Grantor hereby grants to the Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof) upon the occurrence and during the continuation of an Event of Default, and which proxy shall only terminate upon the termination of the Commitments and indefeasible payment in full of the Secured Obligations, or the waiver of such Event of Default, in each case as evidenced by a writing executed by the Secured Party.

11. Special Covenants with Respect to Commodity Contracts and Commodity Accounts. Except to the extent that delivery of any such commodity account control agreement is permitted to be delivered after the date hereof pursuant to Section 6.20 of the Credit Agreement, no Grantor shall open or maintain any commodity account with any commodity intermediary that has not executed and delivered a commodity account control agreement by and among such commodity intermediary, such Grantor and the Administrative Agent, in form and content acceptable to the Secured Party. No Grantor shall enter into any futures or options trades in connection with any commodity contract for speculative purposes, and all trades and contracts in commodity accounts will be conducted solely for hedging of inventory positions.

12. Special Covenants With Respect to the Intellectual Property Collateral.

(a) Each Grantor shall:

(i) use reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts; and

(ii) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral and products and services covered by the Intellectual Property Collateral.

(b) After the occurrence and during the continuance of any Event of Default, at the Secured Party’s reasonable direction, each Grantor shall take such action as such Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection of amounts due in respect of the Intellectual Property Collateral; provided, the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence and upon the occurrence and during the continuance of any Event of Default, (i) all amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 20 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(c) Each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its obtaining Knowledge thereof, notify the Secured Party of the institution of, and of any adverse determination in, any proceeding (whether in a filing office in respect of the Intellectual Property Collateral or any federal, state, local or foreign court) regarding such Grantor’s ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to the Secured Party any information with respect thereto reasonably requested by the Secured Party.

(d) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby assigns, transfers and conveys to the Secured Party the nonexclusive right and license to use all Trademarks, trade names, Copyrights, Patents or technical processes (including without limitation the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable the Secured

Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of the Secured Party and the other terms of this Agreement.

13. Collateral Account.

(a) If an Event of Default has occurred and is continuing, the Secured Party is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of the Secured Party, a restricted Deposit Account designated as the “Green Plains Holdings II Collateral Account”. All amounts at any time held in the Collateral Account shall be beneficially owned by the Grantors but shall be held in the name of the Secured Party hereunder as collateral security for the Secured Obligations upon the terms and conditions set forth herein. If an Event of Default has occurred and is continuing, the Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein or in the other Loan Documents, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking authority or Governmental Authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of the Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to the Secured Party by facsimile of the date, amount and method of delivery of such deposit. Funds held by the Secured Party in the Collateral Account shall not be invested by the Secured Party but instead shall be maintained as a deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement or in the other Loan Documents. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any funds held in the Collateral Account shall bear interest at the standard rate paid by the Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party’s rights hereunder, any interest earned on deposits in the Collateral Account shall be deposited directly in, and held in, the Collateral Account.

(b) In the event that the Company is required to cash collateralize any Letter of Credit or Letters of Credit pursuant to the Loan Documents, other than after the occurrence and during the continuance of an Event of Default, in which case the provisions of Section 18(c) of this Agreement shall apply, subject to the provisions of the other Loan Documents, such cash collateral shall be retained by the Secured Party until such time as such Letter of Credit or Letters of Credit shall have expired or been surrendered and any drawings under such Letter of Credit or Letters of Credit paid in full, whether by reason of application of funds in the Collateral Account or otherwise. The Secured Party is authorized to apply any amount in the Collateral Account to reimburse any payment in respect of any drawing under a Letter of Credit.

14. Assignment of Insurance. The Grantors hereby assign to the Secured Party, as additional security for the payment of the Secured Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Grantors under or with respect to, any and all policies of insurance with respect to such Grantor, any of its assets or any of the Collateral, and the Grantors hereby direct the issuer of any such policy to pay any such moneys directly to the Secured Party. Both before and after the occurrence of an Event of Default, the Secured Party may (but need not), in its own name or in the name of any Grantor, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

15. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Secured Party as such Grantor’s attorney-in-fact upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Secured Party pursuant to the Loan Documents;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Secured Party with respect to any of the Collateral;

(e) to pay or discharge taxes or Liens (other than taxes not required to be paid or discharged pursuant to the Credit Agreement and the Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Grantor to the Secured Party, due and payable immediately without demand;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and the Grantors’ expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

16. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Grantors under Section 21(a).

17. Standard of Care. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person

18. Remedies.

(a) Generally. If any Event of Default shall have occurred and be continuing, the Secured Party may, subject to Section 23 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account, Securities Account or Commodity Account maintained with the Secured Party or any Lender or any other Deposit Account, Securities Account or Commodity Account in which the Secured Party has been granted a security interest perfected by control, exercise dominion and control over and provide instructions directing the disposition of funds in such Deposit Accounts, Securities Accounts and Collateral Accounts, and exercise any and all other rights under control or other agreements with respect to any of the foregoing accounts and any Investment Property therein, and (vii) provide for the application of any value distributed on account of the Commodity Contracts as directed by the Secured Party without further consent by any Grantor and provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of the Secured Party or any of its nominees any or all of the Securities Collateral. The Secured Party or any Lender Party may be the purchaser of any or all of the Collateral at any such sale and the Secured Party, as agent for and representative of the Lender Parties (but not any Lender Party in its individual capacity unless the Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of any Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 18 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such

Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(b) Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and any registration rights granted to the Secured Party by such Grantor, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Secured Party shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Secured Party all such information as the Secured Party may reasonably request in order to determine the amount of Securities Collateral which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c) Collateral Account. If an Event of Default has occurred and is continuing, any amounts on deposit in the Collateral Account shall be held by the Secured Party and applied as any Secured Obligations become due or, if applicable, pursuant to Section 7.4 of the Credit Agreement.

19. Additional Remedies for Intellectual Property Collateral.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Secured Party as provided in Section 9.6 of the Credit Agreement and Section 21 hereof, as applicable, in connection with the exercise of its rights under this Section 19, and, to the extent that the Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Secured Party, each Grantor shall execute and deliver to the Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; and (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral.

(b) If (i) an Event of Default shall have occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, the Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Secured Party as aforesaid, subject to any disposition thereof that may have been made by the Secured Party; provided, after giving effect to such reassignment, the Secured Party’s security interest granted pursuant hereto, as well as all other rights and remedies of the Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than the Permitted Liens.

20. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in the Credit Agreement.

21. Indemnity and Expenses.

(a) The Grantors jointly and severally agree to indemnify the Secured Party and each Lender Party and to pay to the Secured Party upon demand the amount of any and all reasonable costs and expenses in accordance with Section 9.6 of the Credit Agreement.

(b) The obligations of Grantors in this Section 21 shall survive the termination of this Agreement and the payment and discharge of the Secured Obligations.

22. Continuing Security Interest; Transfer of Loans; Termination and Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, the cancellation or termination of the Commitments, and the cancellation or expiration of all outstanding Letters of Credit (or the securing of reimbursement obligations in respect thereof with cash collateral or Letters of Credit in a manner satisfactory to the Secured Party), (ii) be binding upon the Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.

(b) Upon the indefeasible payment in full of all Secured Obligations, the cancellation or termination of the Commitments, and the cancellation or expiration of all outstanding Letters of Credit (or the securing of reimbursement obligations in respect thereof with cash collateral or Letters of Credit in a manner satisfactory to the Secured Party), the security interest granted hereby (other than with respect to any cash collateral in respect of Letters of Credit) shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination the Secured Party will, at Grantors’ expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

23. Secured Party as Agent.

(a) The Secured Party has been appointed to act as the Secured Party hereunder by the Lenders and, by their acceptance of the benefits hereof, the Hedging Counterparties and the Banking Product Providers. The Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the other Loan Documents; provided that the Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 18 hereof in accordance with the instructions of (i) the Required Lenders, or (ii) after indefeasible payment in full of all Obligations, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the Secured Party and the holders of a majority of (A) the aggregate notional amount under all Hedging Arrangements and the aggregate exposure under all Banking Product Arrangements or (B) if all Hedging Arrangements and Banking Product Arrangements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedging Arrangements and Banking Product Arrangements. In furtherance of the foregoing provisions of this Section 23(a), each Hedging Counterparty and each Banking Product Provider, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Person that all rights and remedies hereunder may be exercised solely by the Secured Party for the benefit of the Lender Parties in accordance with the terms of this Section 23(a).

(b) The Secured Party shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 8.6 of the Credit Agreement shall also constitute notice of resignation as the Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to Section 8.6 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under Section 8.6 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute (if necessary) and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

(c) The Secured Party shall not be deemed to have any duty whatsoever with respect to any Hedging Counterparty or any Banking Product Provider until it shall have received written notice in form and substance reasonably satisfactory to the Secured Party from a Grantor, such Hedging Counterparty or such Banking Product Provider as to the existence and terms of the applicable Hedging Arrangement or Banking Product Arrangement.

24. Additional Grantors. The initial Grantors hereunder shall be the Company and such of the Subsidiaries of the Company as are signatories hereto on the date hereof. From time to time after the date hereof, other Subsidiaries of Company may become Additional Grantors by executing a Joinder. Upon delivery of any such Joinder to the Secured Party, notice of which is hereby waived by the Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto, but effective as of such delivery. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Secured Party not to cause any Subsidiary of the Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

25. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by the Grantors; provided this

Agreement may be modified by the execution of a Joinder by an Additional Grantor in accordance with Section 24 hereof and the Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

26. Notices. All notices, requests, demands and other communications provided for under this Agreement shall be in writing (including facsimile transmission or e-mail) and shall be sent to the applicable party at its address, email address or facsimile number set forth opposite its signature below, or as to each party, at such other address, e-mail address or facsimile number as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 26. All such notices, requests, demands and other communications shall be effective (a) when received, if sent by facsimile, email, hand delivery or overnight courier; or (b) three Business Days after the date when sent by registered or certified mail, postage prepaid.

27. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party or any other Lender Party in exercising any right, power or remedy under this Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

28. Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

29. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules), except to the extent the law of any other jurisdiction applies as to the perfection or enforcement of the Lender Parties’ Lien in any Collateral.

31. Jurisdiction. The parties hereby irrevocably agree that any dispute arising under or in any way relating to this Agreement or any of the other Loan Documents shall be litigated solely and exclusively in a state or federal court sitting in Denver, Colorado. Each Grantor hereby agrees that if it attempts to commence any action regarding a dispute arising under or in any way relating to this Agreement or any of the other Loan Documents to which it is a party in any court other than a state or federal court sitting in Denver, Colorado, the Secured Party or any other Lender Party (at its sole discretion) may obtain an immediate order dismissing such action for improper venue or an order transferring venue to a Denver, Colorado in any action or proceeding arising out of or in any way relating to this Agreement or any of the other Loan Documents and waives any defense of forum non conveniens. Each Grantor irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing of copies of such process to such Grantor, certified mail, return receipt requested, at its addresses specified Section 26 above. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 31 shall affect the right of the Secured Party or any other Lender Party to serve legal process in any other manner permitted by law or affect the right of the Secured Party or any other Lender Party to bring any action or proceeding against any Grantor or its property in the courts of other jurisdictions.

32. WAIVER OF JURY TRIAL. THE GRANTORS AND THE LENDER PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

33. Integration. This Agreement, together with the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings.

34. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart signature page to this Agreement by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Address: Green Plains Holdings II LLC 450 Regency Parkway Suite 400 Omaha, NE 68114	GREEN PLAINS HOLDINGS II LLC
Attention: Jerry L. Peters, CFO	By:	/s/ Jerry L. Peters
Facsimile: (402) 884-8700		Name: Jerry L. Peters
E-mail Address: jerry.peters@gpreinc.com		Title: CFO

Address: CoBank, ACB 11422 Miracle Hills Drive, Suite 200 Omaha, NE 68154	COBANK, ACB, as Administrative Agent, as Secured Party
Attention: Doug Jones	By:	/s/ Doug Jones
Facsimile: (402) 492-2001		Name: Doug Jones
E-mail: jonesd@cobank.com		Title: Vice President

Signature Page to Security Agreement

Exhibit A

[FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

GRANT OF TRADEMARK SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a              (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

WHEREAS, Green Plains Holdings II LLC, a Delaware limited liability company (the “Company”), has entered into an Amended and Restated Credit Agreement dated as of February         , 2012, with the financial institutions named therein (in such capacity, the “Lenders”) and CoBank, ACB, a federally chartered banking organization, as administrative agent for such Lenders (in such capacity, the “Secured Party”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Company; and

[Insert if Grantor is a Subsidiary:] WHEREAS, the Grantor has executed and delivered that certain Guaranty dated as of              (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Secured Party for the benefit of Lender Parties (as defined in the Credit Agreement), pursuant to which the Grantor has guaranteed the prompt payment and performance when due of all Obligations [and all other Guarantied Obligations, as defined in such Guaranty]; and

WHEREAS, pursuant to the terms of a Security Agreement dated as of February         , 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantor, the Secured Party and the other grantors named therein, the Grantor has created in favor of the Secured Party a security interest in, and the Secured Party has become a secured creditor with respect to, the Trademark Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by the Grantor to the Secured Party pursuant to the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in all of the Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Trademark Collateral”):

(i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business

(including, without limitation, the trademarks set forth on Schedule 1 annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 1 annexed hereto), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith; and

(ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term “proceeds” includes whatever is receivable or received when the Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

This agreement, and the rights and obligations of the parties hereunder, shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Colorado, without regard to conflicts of laws principles that would require application of another law.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the              day of             ,             .

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE 1

TO

GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark Description	Registration/ Appl. Number	Registration/ Appl. Date

Exhibit B

[FORM OF GRANT OF PATENT SECURITY INTEREST]

GRANT OF PATENT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a              (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

WHEREAS, Green Plains Holdings II LLC, a Delaware limited liability company (the “Company”), has entered into an Amended and Restated Credit Agreement dated as of February         , 2012, with the financial institutions named therein (in such capacity, the “Lenders”) and CoBank, ACB, a federally chartered banking organization, as administrative agent for such Lenders (in such capacity, the “Secured Party”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Company; and

[Insert if Grantor is a Subsidiary:] WHEREAS, the Grantor has executed and delivered that certain Guaranty dated as of              (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Secured Party for the benefit of Lender Parties (as defined in the Credit Agreement), pursuant to which the Grantor has guaranteed the prompt payment and performance when due of all Obligations and all other Guarantied Obligations, as defined in such Guaranty; and

WHEREAS, pursuant to the terms of a Security Agreement dated as of February         , 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantor, the Secured Party and the other grantors named therein, the Grantor created in favor of the Secured Party a security interest in, and the Secured Party has become a secured creditor with respect to, the Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by the Grantor to the Secured Party pursuant to the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in all of the Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Patent Collateral”):

(i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on

Schedule 1 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

(ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term “proceeds” includes whatever is receivable or received when the Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

This agreement, and the rights and obligations of the parties hereunder, shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Colorado, without regard to conflicts of laws principles that would require application of another law.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the              day of             ,             .

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE 1

TO

GRANT OF PATENT SECURITY INTEREST

Patents Issued:

Patent No.	Issue Date	Invention	Inventor(s)

Patents Pending:

Applicant’s Name	Date Filed	Application Number	Invention	Inventor(s)

Exhibit C

[FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

GRANT OF COPYRIGHT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a              (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

WHEREAS, Green Plains Holdings II LLC, a Delaware limited liability company (the “Company”), has entered into an Amended and Restated Credit Agreement dated as of February         , 2012, with the financial institutions named therein (in such capacity, the “Lenders”) and CoBank, ACB, a federally chartered banking organization, as administrative agent for such Lenders (in such capacity, the “Secured Party”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Company; and

[Insert if Grantor is a Subsidiary:] WHEREAS, the Grantor has executed and delivered that certain Guaranty dated as of              (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Secured Party for the benefit of Lender Parties (as defined in the Credit Agreement), pursuant to which the Grantor has guaranteed the prompt payment and performance when due of all Obligations and all other Guarantied Obligations, as defined in such Guaranty; and

WHEREAS, pursuant to the terms of a Security Agreement dated as of February         , 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantor, the Secured Party and the other grantors named therein, the Grantor created in favor of the Secured Party a security interest in, and the Secured Party has become a secured creditor with respect to, the Copyright Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by the Grantor to the Secured Party pursuant to the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in all of the Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Copyright Collateral”):

(i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 1 annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to the Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 1 annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the “Copyright Rights”), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by the Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of the Secured Party or any Lender Party for past, present and future infringements of the Copyrights and Copyright Rights; and

(ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term “proceeds” includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary;

This agreement, and the rights and obligations of the parties hereunder, shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Colorado, without regard to conflicts of laws principles that would require application of another law.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the              day of             ,             .

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE 1 TO GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

Exhibit D

[FORM OF PLEDGE SUPPLEMENT]

PLEDGE SUPPLEMENT

This Pledge Supplement, dated as of             , is delivered pursuant to the Security Agreement dated as of February         , 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among             , a              (“Grantor”), the other grantors named therein, and CoBank, ACB, a federally chartered banking organization, as Secured Party. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Security Agreement.

The Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule 1 annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of             .

[NAME OF GRANTOR]

By:
Name:
Title:

D-1

SCHEDULE 1

TO

PLEDGE SUPPLEMENT

D-2

Exhibit E

[FORM OF IP SUPPLEMENT]

IP SUPPLEMENT

This IP SUPPLEMENT, dated as of             , is delivered pursuant to and supplements (i) the Security Agreement dated as of February __, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among [Insert Name of Grantor] (the “Grantor”), the other grantors named therein, and CoBank, ACB, a federally chartered banking organization, as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of             ,              (the “Grant”) executed by the Grantor. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Security Agreement and the Grant.

The Grantor grants to the Secured Party a security interest in all of the Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule 1 annexed hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

IN WITNESS WHEREOF, the Grantor has caused this IP Supplement to be duly executed and delivered by its duly authorized officer as of             .

[NAME OF GRANTOR]

By:
Name:
Title:

E-1

SCHEDULE 1

TO

IP SUPPLEMENT

E-2

Exhibit F

[FORM OF JOINDER]

JOINDER

THIS JOINDER (“Joinder”), dated as of             , is delivered pursuant to Section 24 of the Security Agreement referred to below. The undersigned (the “New Grantor”) hereby joins the Security Agreement dated as of February         , 2012 (as amended, modified, restated or supplemented from time to time, the “Security Agreement”) among Green Plains Holdings II LLC, a Delaware limited liability company, the other grantors named therein, and CoBank, ACB, a federally chartered banking organization, as Secured Party. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Security Agreement.

The New Grantor, by executing and delivering this Joinder, hereby becomes a Grantor under the Security Agreement in accordance with Section 24 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the New Grantor hereby:

(i) authorizes the Secured Party to add the information set forth on the Schedules to this Joinder to the correlative Schedules attached to the Security Agreement;1

(ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations, and, for the avoidance of doubt, hereby grants to the Secured Party a security interest in all of such Grantor’s right, title and interest in and to all assets of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the UCC, including without limitation all Accounts; all Chattel Paper; all Money and all Deposit Accounts, including without limitation all Deposit Accounts set forth on Schedule 10 annexed hereto, together with all amounts on deposit from time to time in any Deposit Accounts; all Documents; all Farm Products; all General Intangibles, including all intellectual property, Payment Intangibles and Software; all Goods, including Inventory, Equipment and Fixtures; all Instruments; all Investment Property, including without limitation all Securities Accounts and Commodity Accounts set forth on Schedule 10 annexed hereto and all Commodity Contracts and Security Entitlements; all Letters of Credit, Letter-of-Credit Rights and other Supporting Obligations; all Records; all oil, gas and other minerals before extraction; all Commercial Tort Claims set forth on Schedule 1 annexed hereto; and all Proceeds and Accessions with respect to any of the foregoing Collateral (collectively, the “Collateral”);

[1]	The Schedules to the Joinder should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

F-1

(iii) agrees that such security interest secures, and the Collateral is security for, the payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations; and

(iv) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

Attached to this Joinder are the following, as referenced in the Security Agreement, each completed with information relative to the New Grantor: (i) Schedule 1 (Commercial Tort Claims); (ii) Schedule 2 (Filing Offices); (iii) Schedule 3 (Office Locations, Type and Jurisdiction of Organization); (iv) Schedule 4 (Other Names); (v) Schedule 5 (Equity Interests); (vi) Schedule 6 (Debt); (vii) Schedule 7 (Trademarks); (viii) Schedule 8 (Patents); (ix) Schedule 9 (Copyrights); (x) Schedule 10 (Deposit Accounts, Securities Accounts and Commodity Accounts); (xi) Schedule 11 (Letter-of-Credit Rights), (xii) Schedule 12 (Negotiable Documents), (xiii) Exhibit A (Form of Grant of Trademark Security Interest); (xiv) Exhibit B (Form of Grant of Patent Security Interest); (xv) Exhibit C (Form of Grant of Copyright Security Interest); (xvi) Exhibit D (Pledge Agreement); and (xvii) Exhibit E (IP Supplement).

[NAME OF GRANTOR]

By:
Name:
Title:

F-2

SCHEDULES TO SECURITY AGREEMENT

Schedule 1	Commercial Tort Claims
Schedule 2	Filing Offices
Schedule 3	Office Locations, Type and Jurisdiction
Schedule 4	Other Names
Schedule 5	Pledged Equity
Schedule 6	Pledged Debt
Schedule 7	Trademarks
Schedule 8	Patents
Schedule 9	Copyrights
Schedule 10	Deposit Accounts, Securities Accounts, and Commodity Accounts
Schedule 11	Letter-of-Credit Rights
Schedule 12	Negotiable Instruments

Schedule 1

Commercial Tort Claims

None.

S-1-1

Schedule 2

FILING OFFICES

Grantor	Filing Office
Green Plains Holdings II LLC	Delaware Secretary of State Division of Corporations
401 Federal Street John G Townsend Building, Suite 4 Dover, DE 19901

S-2-1

Schedule 3

OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

Grantor	Green Plains Holdings II LLC

Type of Organization	Limited Liability Company

Office Location	450 Regency Parkway Suite 400 Omaha, NE 68114

Jurisdiction of Organization	Delaware

Organizational Number	3839316

S-3-1

Schedule 4

OTHER NAMES

Name of Grantor	Other Names
Green Plains Holdings II LCC	Global Ethanol, LLC
Green Plains Riga LLC
Green Plains Lakota LLC

S-4-1

Schedule 5

PLEDGED EQUITY

None.

S-5-1

Schedule 6

PLEDGED DEBT

None.

S-6-1

Schedule 7

TRADEMARKS

None.

S-7-1

Schedule 8

PATENTS

None.

S-8-1

Schedule 9

COPYRIGHTS

None.

S-9-1

Schedule 10

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, AND COMMODITY ACCOUNTS

Type of Account	Account Institution	Account Number
Deposit	U.S. Bank National Association	105700973487
Deposit	U.S. Bank National Association	105700973495
Commodity	R.J. O’Brien & Associates, LLC	533-10424
Commodity	R.J. O’Brien & Associates, LLC	533-10423

S-10-1

Schedule 11

LETTER-OF-CREDIT RIGHTS

None.

S-11-1

Schedule 12

NEGOTIABLE DOCUMENTS

None.

S-12-1